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                     STAG PROTECTOR VARIABLE UNIVERSAL LIFE
                              SEPARATE ACCOUNT VL I
                         HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JANUARY 29, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

Effective April 1, 2002, the third bullet under the subsection "Death Benefit" in the Summary of Benefits and Risks section of the prospectus is replaced with the following:

         - Return of Premium Option: The death benefit is the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

Effective April 1, 2002, the third bullet under the subsection "Death Benefit Options" in the Death Benefits and Policy Values section of the prospectus is replaced with the following:

         - Under Option C, the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-94617
HV-3570